                                                               EXHIBIT 24.1


                               POWER OF ATTORNEY

   Each person whose signature appears below appoints Ray R. Seegmiller, Scott
C. Schroeder and Henry C. Smyth, and each of them severally, each of whom may act without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


              Signature                          Title                   Date
              ---------                          -----                   ----

       /s/ Robert F. Bailey            Director                     August 24, 2001
______________________________________
           Robert F. Bailey

       /s/ Harry O. Boswell            Director                     August 24, 2001
______________________________________
           Harry O. Boswell

       /s/ John G. L. Cabot            Director                     August 24, 2001
______________________________________
           John G. L. Cabot

        /s/ James G. Floyd             Director                     August 24, 2001
______________________________________
            James G. Floyd

        /s/ C. Wayne Nance             Director                     August 24, 2001
______________________________________
            C. Wayne Nance

      /s/ P. Dexter Peacock            Director                     August 24, 2001
______________________________________
          P. Dexter Peacock

    /s/ Charles P. Siess, Jr.          Director                     August 24, 2001
______________________________________
        Charles P. Siess, Jr.

       /s/ Arthur L. Smith             Director                     August 24, 2001
______________________________________
           Arthur L. Smith

      /s/ William P. Vititoe           Director                     August 24, 2001
______________________________________
          William P. Vititoe